                              POLYNOUS GROWTH FUND
                                 ANNUAL REPORT
                                 July 31, 2000

             Polynous Capital Management, Inc., Investment Adviser
                                  415-956-3384

Dear Shareholder,

The Fund's fiscal year ending July 31, 2000 was a contrast between two very different investing environments.

As previously reported to you in the Fund's most recent semi-annual report for the period ending January 31, 2000, the first half of the fiscal year was marked by an extremely speculative market environment. In such an environment, the Fund's focus on fundamentals and attractive valuations resulted in the Fund investing in companies that were not popular in comparison with the internet-oriented stocks that were seducing many other investors.

The second half of the fiscal year, however, has been more productive as the speculative internet bubble has now burst. Although returns for the second half of the year were not substantial, the Fund's second half return of 4.4 percent did exceed the Russell 2000 small stock index return of 1.3 percent during that period. In any case, given that many internet related stocks have now declined over 75 percent from their peak prices earlier this year, a positive return during the most recent six months is a worthy accomplishment during such a challenging market environment.

The previously reported negative performance during the first half of the year did, however, result in the Fund having negative overall performance during the full fiscal year. Full year performance was negative 14.7 percent which compares unfavorably to the Russell 2000 index return of 13.8 percent during the period. Although this has been a very challenging period for the Fund, I do believe that a market environment that is now more grounded in reality will enable the Fund's fundamentally-oriented investing process to be more consistently productive.

One helpful aspect of the current environment is that good quality technology stocks are now available in the market at much more reasonable valuations. One of the advisor's traditional strengths has been technology investing but our conservative valuation disciplines have not allowed us to blindly throw money at technology companies priced at valuations anywhere from five-to-ten times historical norms. At the end of the Fund's fiscal year, however, the Fund's technology allocation had expanded to over 24 percent of the Fund. Additional opportunistic purchases during August have also further increased the technology portion of the Fund.

The highest sector allocation at the end of the fiscal year was in the Consumer Services sector. Identifying attractive new retailing and other consumer services concepts has long been a strength of the advisor. Some of the stocks owned at the end of the period also provide useful examples of the effectiveness of our fundamentally driven and opportunistic investment approach. This sector's largest holding, Children's Place, is a rapidly growing retailer of children's apparel for the ages of newborn through 12 years old. The company's very high return on investment produces very strong cash flows that allow the company to grow around 30 percent annually without needing any external financing. Earlier this year, however, post holiday concerns about overall retail sales allowed the Fund to purchase this company at less than 8-times the current year's projected earnings. As of the end of July, the stock has now doubled since our purchase. The Fund's second largest Consumer Services holding, Guitar Center, is currently growing over 20 percent annually but our opportunistic investment approach enabled the Fund to purchase this company at less than 10-times earnings. Guitar Center is growing faster than any of its competitors and is now more than twice as large as the second and third largest companies in its market segment. One fundamental investment metric, sales per square foot, is more than 50 percent higher for the company when compared to its major competitors and close to 100 percent higher than overall industry averages. This has also been a productive holding as, at the end of the fiscal year, the stock is up over 50 percent from its cost.

The two examples above are not, of course, a representative sample of the Fund's entire portfolio but they do show the possible productivity of a fundamentally oriented investing approach. The current market environment is also one where I believe such an approach can thrive. The unwinding of the internet bubble has left most market participants grasping for straws as to what will be the next dominant market trend. The complexity and highly competitive nature of our economy, however, is such that rarely are there enduring market trends that the masses can exploit by blindly throwing money at them. The reality of normal economic activity is that there is a continual ebb and flow of improving and deteriorating fundamentals as economic equilibrium is continually shifting between a company's competitors, customers, and suppliers. Our fundamentally oriented research process analyzes such continually changing trends and our opportunistic buy discipline is oriented to exploiting such changes when we find good quality, well-positioned companies selling at attractive valuations.

Our current economic outlook also supports our view that a focused and opportunistic investment approach will be productive. The U.S. economy is still exhibiting stable growth even though this is now the longest economic expansion in U.S. history. Growth rates appear to be slowing a bit, however, which will accelerate shifts in the balance of relative fundamentals between companies. At the same time, our relatively low inflation and extremely competitive economy will reward the better quality companies on which we focus and which are typically the low-cost providers and competitive leaders in their industries. As stated earlier, we are heartened that good quality technology companies are now available at attractive prices because such companies are a principal driver of the economic advantages currently enjoyed by the U.S. economy. Overall economic productivity measures continue to be very high and are enabled by the continuous virtuous circle of innovation and competition that is fundamental in the Technology sector. Although growth rates outside the U.S. appear to be slowing more than in the U.S., I still feel confident that the overall strength of U.S. economic productivity will sustain positive growth in our economy. In such an environment, although overall economic fundamentals are still positive, more rapidly changing trends should provide a very positive environment for our opportunistic investment approach.

In closing, I would like to thank you for your continued support of our Fund. Although the first half of the most recent year was quite challenging, the positive trends of the second half make me believe that the investing environment will now be much more productive for our investment process. Also, if you would ever like a more personal update, please feel free to call our offices as I am usually always happy to give a current view of our investment activities.

                                            Yours truly,

                                            /s/ Kevin L. Wenck

                                            Kevin L. Wenck
                                            President

Past performance is not indicative of future results. Share price and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. The one year returns for the Class A shares as of 6/30/00 was (16.54%) and since inception average annual return of (2.19%). Class A shares returns reflect a maximum sales load of 4.5%. Inception date of the Fund is 08/12/96. There are special risks associated with investing in small-cap stocks which may be subject to a higher degree of market risk than large-cap stocks due to market illiquidity. All individual stockholdings are as of 7/31/00. The Polynous Growth Fund is distributed by Polynous Securities, LLC. This report is not authorized for distribution to prospective investors in the Fund unless preceded by or accompanied by a prospectus.
                                                                     - DFU 9/00

Polynous Growth Fund
Schedule of Investments                                          July 31, 2000
--------------------------------------------------------------------------------

                                                                      Market
 Shares                                                                Value
 -------                                                            -----------

         COMMON STOCKS - 66.41%
         BUSINESS SERVICES - 3.75%
  12,300 Charles River Associates, Inc.*.........................   $   152,211
  11,000 RemedyTemp, Inc., Class A*..............................       132,688
                                                                    -----------
                                                                        284,899
                                                                    -----------

         CAPITAL GOODS - 7.34%
   6,300 Jacobs Engineering Group Inc.*..........................       224,831
   9,700 NCI Building Systems, Inc.*.............................       183,088
  13,900 Wabash National Corp. ..................................       149,425
                                                                    -----------
                                                                        557,344
                                                                    -----------


         CONSUMER DURABLES - 2.55%
  10,700 Meade Instruments Corp.*................................       193,269
                                                                    -----------


         CONSUMER NON-DURABLES - 2.32%
  23,500 Lifetime Hoan Corp. ....................................       176,250
                                                                    -----------


         CONSUMER SERVICES - 24.95%
   6,300 AnnTaylor Stores Corp.*.................................       177,975
   6,900 Applebee's International, Inc...........................       153,094
  10,200 The Buckle, Inc.*.......................................       138,975
   9,600 The Children's Place Retail Stores, Inc.*...............       247,200
  24,300 The Finish Line, Inc., Class A*.........................       195,919
  27,500 Friedman's Inc., Class A................................       158,125
  15,800 Guitar Center, Inc.*....................................       233,050
  10,000 Pacific Sunwear of California, Inc.*....................       151,250
  21,200 Stein Mart, Inc.*.......................................       233,200
  23,200 Whitehall Jewellers, Inc.*..............................       205,900
                                                                    -----------
                                                                      1,894,688
                                                                    -----------


         HEALTH CARE - 0.96%
   7,500 Omnicare, Inc. .........................................        72,656
                                                                    -----------


         TECHNOLOGY - 24.54%
   4,800 Advanced Energy Industries, Inc.*.......................       216,000
   9,500 Electroglas, Inc.*......................................       190,000
  11,500 Integrated Measurement Systems, Inc.*...................       195,500
   7,300 Lam Research Corp.*.....................................       213,525
   3,200 Lattice Semiconductor Corp.*............................       175,600
  11,300 MarchFirst, Inc.*.......................................       233,769
   7,300 Marimba, Inc.*..........................................       130,944
  11,300 Power Integrations, Inc.*...............................       218,231

                See accompanying notes to financial statements.

Polynous Growth Fund
Schedule of Investments - continued                              July 31, 2000
--------------------------------------------------------------------------------

                                                                      Market
 Shares                                                               Value
 ------                                                             ----------
        COMMON STOCKS - continued
        TECHNOLOGY - continued
 10,700 Sagent Technology, Inc.*.................................   $  109,675
  4,700 TriQuint Semiconductor, Inc.*............................      180,069
                                                                    ----------
                                                                     1,863,313
                                                                    ----------
        Total Common Stocks (Cost $5,098,555)....................    5,042,419
                                                                    ----------


        Total Investments (Cost $5,098,555**) - 66.41%...........    5,042,419
        Other Assets, Less Other Liabilities - 33.59%............    2,550,366
                                                                    ----------
        NET ASSETS - 100.00%.....................................   $7,592,785
                                                                    ==========

* Non-income producing security
** Cost for Federal income tax purposes is $5,098,555, and net unrealized depreciation consists of:
        Gross unrealized appreciation............................   $  482,942
        Gross unrealized depreciation............................     (539,078)
                                                                    ----------
        Net unrealized depreciation..............................   $  (56,136)
                                                                    ==========

                See accompanying notes to financial statements.

Polynous Growth Fund
Statement of Assets and Liabilities                              July 31, 2000
--------------------------------------------------------------------------------

ASSETS:
 Investments at market value (Cost $5,098,555) (Note 1)...........  $ 5,042,419
 Cash.............................................................    2,969,616
 Receivables:
 Investment securities sold.......................................      220,922
 Dividends and interest...........................................       13,302
 Due from Adviser.................................................       32,638
 Deferred organization costs (Note 1).............................       15,504
                                                                    -----------
   TOTAL ASSETS...................................................    8,294,401
                                                                    -----------
LIABILITIES:
 Payables:
 Investment securities purchased..................................      572,339
 Capital stock redeemed...........................................          249
 Accrued expenses.................................................      127,341
 Accrued distribution expense.....................................        1,687
                                                                    -----------
   TOTAL LIABILITIES..............................................      701,616
                                                                    -----------
NET ASSETS:
 Applicable to 825,185 shares; unlimited number of shares of beneficial interest authorized with no par value................  $ 7,592,785
                                                                    ===========
 Net asset value and redemption price ($7,592,785 / 825,185
  shares).........................................................  $      9.20
                                                                    ===========
 Offering price per share ($9.20/0.9550)..........................  $      9.63
                                                                    ===========
NET ASSETS CONSIST OF:
 Paid-in capital..................................................  $14,393,430
 Accumulated net realized loss on investments.....................   (6,744,509)
 Net unrealized depreciation on investments.......................      (56,136)
                                                                    -----------
   NET ASSETS.....................................................  $ 7,592,785
                                                                    ===========

                See accompanying notes to financial statements.

Polynous Growth Fund
Statement of Operations
--------------------------------------------------------------------------------

                                                                   For the Year
                                                                       Ended
                                                                   July 31, 2000
INVESTMENT INCOME:                                                 -------------
 Dividends.......................................................   $    14,666
 Interest........................................................        82,011
                                                                    -----------
   TOTAL INCOME..................................................        96,677
                                                                    -----------
EXPENSES:
 Investment advisory fees (Note 3)...............................       101,869
 Professional fees...............................................        84,590
 Administration fees.............................................        37,052
 Transfer agent fees.............................................        72,640
 Distribution expense (Note 3)...................................        25,467
 Accounting fees.................................................        24,000
 Custodian fees..................................................        17,298
 Registration fees...............................................        19,292
 Amortization of organization costs (Note 1).....................        15,028
 Insurance expense...............................................         8,783
 Trustees' fees..................................................         5,003
 Printing expense................................................         4,000
 Miscellaneous fees..............................................           917
                                                                    -----------
   TOTAL EXPENSES................................................       415,939
   Expenses waived by Adviser (Note 3)...........................      (222,408)
                                                                    -----------
   NET EXPENSES..................................................       193,531
                                                                    -----------
NET INVESTMENT LOSS..............................................       (96,854)
                                                                    -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized loss on investments................................    (4,279,953)
 Net change in unrealized depreciation on investments............     1,679,421
                                                                    -----------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...............    (2,600,532)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $(2,697,386)
                                                                    ===========

                See accompanying notes to financial statements.

Polynous Growth Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     For the Year  For the Year
                                                         Ended         Ended
                                                     July 31, 2000 July 31, 1999
OPERATIONS:                                          ------------- -------------
 Net investment loss...............................   $  (96,854)   $  (275,134)
 Net realized loss on investments..................   (4,279,953)    (2,454,384)
 Net change in unrealized depreciation on
  investments......................................    1,679,421         63,426
                                                      ----------    -----------
 Net decrease in net assets resulting from
  operations.......................................   (2,697,386)    (2,666,092)
                                                      ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net capital gains.................................          --      (1,405,281)
                                                      ----------    -----------
 Total distributions...............................          --      (1,405,281)
                                                      ----------    -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold.........................      110,947      1,681,967
 Reinvestment of dividends.........................          --       1,259,373
 Cost of shares redeemed...........................   (6,522,787)    (9,291,839)
                                                      ----------    -----------
 Decrease in net assets derived from capital share
  transactions (a).................................   (6,411,840)    (6,350,499)
                                                      ----------    -----------
   TOTAL DECREASE IN NET ASSETS....................   (9,109,226)   (10,421,872)
                                                      ----------    -----------
NET ASSETS:
 Beginning of year.................................   16,702,011     27,123,883
                                                      ----------    -----------
 End of year.......................................   $7,592,785    $16,702,011
                                                      ==========    ===========
 (a) Transactions in capital stock were:
  Shares sold......................................       11,151        155,836
  Shares issued through reinvestment of dividends..          --         132,010
  Shares redeemed..................................     (733,600)      (850,444)
                                                      ----------    -----------
 Decrease in shares outstanding....................     (722,449)      (562,598)
                                                      ==========    ===========

                See accompanying notes to financial statements.

Polynous Growth Fund
Financial Highlights
--------------------------------------------------------------------------------


The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                      For the Period
                          For the Year  For the Year  For the Year   August 12, 1996*
                              Ended         Ended         Ended          through
                          July 31, 2000 July 31, 1999 July 31, 1998   July 31, 1997
                          ------------- ------------- -------------  ----------------
Net asset value,
 beginning of period....     $ 10.79       $ 12.85       $ 14.35         $ 12.00
                             -------       -------       -------         -------
 Income (loss) from
  investment operations:
 Net investment income
  (loss)................       (0.12)        (0.18)        (0.21)           0.96
 Net realized and
  unrealized gain (loss)
  on investments........       (1.47)        (1.01)         0.07            1.41
                             -------       -------       -------         -------
  Total from investment
   operations...........       (1.59)        (1.19)        (0.14)           2.37
                             -------       -------       -------         -------
 Less distributions
  from:
 Net investment income..        0.00          0.00         (0.88)           0.00
 Net capital gains......        0.00         (0.87)        (0.48)          (0.02)
                             -------       -------       -------         -------
  Total distributions...        0.00         (0.87)        (1.36)          (0.02)
                             -------       -------       -------         -------
Net asset value, end of
 period.................     $  9.20       $ 10.79       $ 12.85         $ 14.35
                             =======       =======       =======         =======
Total return+...........     (14.74%)       (8.34%)       (1.33%)         20.53% /1/
Ratios/Supplemental Data
 Net assets, end of
  period (in 000s)......     $ 7,593       $16,702       $27,124         $22,509
 Ratio of expenses to
  average net assets:
 Before expense
  reimbursement.........       4.09%         2.41%         2.19%           2.73% /1/
 After expense
  reimbursement.........       1.90%         1.90%         1.99% /2/       2.00% /1/
 Ratio of net investment
  income (loss) to
  average net assets:
 Before expense
  reimbursement.........      (3.14%)       (1.93%)       (1.22%)          9.44% /1/
 After expense
  reimbursement.........      (0.95%)       (1.42%)       (1.02%)         10.17% /1/
 Portfolio turnover
  rate..................     261.88%       102.53%       140.15%         925.07%

*    Commencement of investment operations.
+    Total return calculation does not reflect sales load.
/1/  Annualized.
/2/ Reflects the reduction of the Operating Expense Ratio to 1.90% from 2.00% on June 22, 1998.

                See accompanying notes to financial statements.

Polynous Growth Fund
Notes to Financial Statements                                     July 31, 2000
-------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies
Polynous Trust (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated April 10, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Polynous Growth Fund (the "Fund"). The Fund is organized to offer separate classes of shares and currently offers one class (Class A). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

B. Investment Income and Securities Transactions. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

C. Organization Costs. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

D. Federal Income Taxes. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders, therefore, no federal income tax provision is required.

E. Distributions to Shareholders. The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Purchases and Sales of Securities
Purchases and sales of securities, other than short-term investments, totaled $21,550,299 and $29,657,242 respectively, for the year ended July 31, 2000.

Note 3 - Investment Management Fee and Other Transactions with Affiliates Polynous Capital Management, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. For providing investment advisory services, the Fund pays the Adviser an annual fee of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive its fees to the extent total annualized fund operating expenses, inclusive of distribution expenses, exceed

Polynous Growth Fund
Notes to Financial Statements - continued                         July 31, 2000
-------------------------------------------------------------------------------

1.90% of the Fund's average daily net assets. This waiver is voluntary and can be changed or dropped at any time with 60 days notice. For the year ended July 31, 2000, advisory fees of $101,869 were paid to the Adviser and the Adviser reimbursed the Fund $222,408. The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which permits the Fund to pay certain expenses associated with the distribution of its Class A shares. Effective July 1, 1999, the Plan provides that the Fund will reimburse Polynous Securities, LLC (the "Distributor"), the Fund's sole underwriter and distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets attributable to its Class A shares. For the year ended July 31, 2000 the Fund reimbursed the Distributor $25,467 for distribution costs incurred. Certain officers and trustees of the Fund are affiliated persons of the Adviser and the Distributor. All officers serve without direct compensation from the Fund.

Note 4 - Federal Income Taxes
Permanent differences incurred by the Fund of $96,854 during the year ended July 31, 2000, resulting from differences in book and tax accounting have been reclassified at year end to paid in capital.

At July 31, 2000, the Fund had available for federal tax purposes an unused capital loss carryforward of $5,090,459, of which $2,330,107 expires in 2007 and $2,760,352 expires in 2008. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

Polynous Growth Fund
Illustration of $10,000 Investment
--------------------------------------------------------------------------------


The graph below compares the increase in value of a $10,000 investment in the Polynous Growth Fund with the performance of the Russell 2000 Index. The values and returns for Polynous Growth Fund include reinvested dividends, and the impact of the maximum sales charge placed on purchases.

                                    [GRAPH]
--------------------------------
Average Annual Total Return
for the period ending 7/31/00:
Since Inception............1.16%
1 Year..................(12.46%)
--------------------------------
                     POLYNOUS GROWTH FUND     RUSSELL 2000 INDEX
8/12/96                     9,550                  10,000
10/31/96                    9,693                  10,445
1/31/97                    10,348                  11,384
4/30/97                     9,806                  10,613
7/31/97                    11,441                  12,871
10/31/97                   12,294                  13,509
1/31/98                    11,947                  13,441
4/30/98                    13,898                  15,113
7/31/98                    11,289                  13,169
10/31/98                    9,259                  11,909
1/31/99                    10,278                  13,486
4/30/99                     9,820                  13,715
7/31/99                    10,347                  14,145
8/31/99                     9,580                  13,622
9/30/99                     9,062                  13,625
10/29/99                    8,055                  13,680
11/30/99                    8,266                  14,497
12/31/99                    8,602                  16,138
1/31/2000                   8,448                  15,878
2/29/2000                   8,218                  18,501
3/31/2000                   8,880                  17,281
4/28/2000                   8,957                  16,241
5/31/2000                   8,314                  15,294
6/30/2000                   9,177                  16,628
7/31/2000                   8,822                  16,093
          Past performance is not indicative of future shares.

Net asset value, investment return, and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class A shares.

Polynous Growth Fund
Independent Auditors' Report
-------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Polynous Growth Fund
(a series of Polynous Trust):

We have audited the accompanying statement of assets and liabilities of Polynous Growth Fund (the "Fund"), including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Polynous Growth Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
San Francisco, California
September 8, 2000

          Board of Trustees                             Officers


           Kevin L. Wenck                            Kevin L. Wenck


         Richard H. Kimball


           Ronald H. Kase


         Investment Adviser                       Shareholder Services


  Polynous Capital Management, Inc.                    PFPC, Inc.
  345 California Street, Suite 1220               211 South Gulph Road
       San Francisco, CA 94104                  King of Prussia, PA 19406
           (415) 956-3384                            (800) 528-8069
                                                     (610) 239-4600

             Underwriter


                                                      Legal Counsel
      Polynous Securities, LLC

  345 California Street, Suite 1220     Paul, Hastings, Janofsky & Walker LLP
       San Francisco, CA 94104                    345 California Street
                                                 San Francisco, CA 94104

              Custodian


                                                  Independent Auditors
        The Bank of New York

           48 Wall Street                         Deloitte & Touche LLP
         New York, NY 10286                         50 Fremont Street
                                                 San Francisco, CA 94105

          For Additional Information about Polynous Growth Fund call:
                                (415) 956-3384
              or access our internet web site at www.polynous.com

This report is submitted for general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.